Exhibit 99.1

LEADING DATA CENTER PROVIDER FOR AI – NIDAR INFRASTRUCTURE LIMITED – TO BECOME A U.S.-LISTED COMPANY VIA BUSINESS COMBINATION WITH CARTICA ACQUISITION CORP

Yotta Designs, Builds, and Operates Tier III and IV Data Centers

Positioned at the Forefront of Global AI

New York, NY, June 24, 2024 — Nidar Infrastructure Limited (“Nidar”) and Cartica Acquisition Corp (Nasdaq: "CITE", "CITEU", "CITEW") (“Cartica”) today announced that they have entered into a definitive Agreement and Plan of Merger (the “Business Combination Agreement”) for a business combination (the “Business Combination”). Nidar is India’s leading data center provider for artificial intelligence (“AI”) and high-performance compute. Nidar provides advanced information technology infrastructure and solutions on an “as-a-Service” model to customers worldwide, including enterprises, governments, start-ups and small- and medium-sized enterprises, and hyperscalers. Nidar’s offerings include colocation services, managed services and cloud services, and AI services. The pre-transaction equity value of Nidar implied by the Business Combination terms is approximately $2.75 billion. Cartica is a special purpose acquisition company seeking to identify and complete a business combination with a suitable business combination partner in the technology space.

Sunil Gupta, CEO and co-founder of Nidar, commented, “Through its Yotta data centers, Nidar is India’s leading data center provider for AI and high-performance compute. Yotta designs, builds and operates Tier III and IV data centers in India, which offer both colocation and hyperscale services and cloud and managed services. With our priority access to industry-leading GPUs through our partnership with the world’s leader in high-performance compute, together with the added ability to access US capital markets, Yotta is poised to capture long-lasting demand from cloud infrastructure and AI.”

Darshan Hiranandani, co-founder of Nidar and director of Nidar’s largest shareholder, added, “Nidar’s management team has significant experience in successfully building and operating India’s leading data center provider. By combining with Cartica, this will enable our management team to continue to execute on our growth strategy to effectively build on Yotta’s world-class platform, accelerate growth, and create long-term shareholder value.”

Suresh Guduru, CEO of Cartica, stated “Our partnership with Nidar is reflective of our belief in the opportunity in technology infrastructure, Compute as-a-Service, and India’s role in the global technology ecosystem. Under Sunil’s leadership, we believe Yotta has positioned itself at the forefront of the global AI movement.”

Transaction Overview

The Business Combination Agreement provides for the Business Combination to be consummated by a wholly-owned subsidiary of Nidar being merged with and into Cartica with Cartica surviving the merger as a wholly owned subsidiary of Nidar, and immediately thereafter and as part of the same overall transaction, Cartica merging with and into Nidar, which will become the public company following the Business Combination and the other transactions contemplated by the Business Combination Agreement. In connection with the Business Combination, each Class A ordinary share, par value $0.0001 per share (a “Cartica Class A Share”), of Cartica and each Class B ordinary share, par value $0.0001 per share, of Cartica will be converted into one ordinary share (a “Nidar Ordinary Share”), of Nidar. Additionally, in connection with the Business Combination, each warrant to purchase a Cartica Class A Share will be converted into the right to receive a corresponding warrant to purchase one Nidar Ordinary Share (the “Nidar Warrants”). It is a condition of the Business Combination that the Nidar Ordinary Shares and the Nidar Warrants issued in connection with the Business Combination (including the Nidar Ordinary Shares issuable upon exercise of the Nidar Warrants) be approved for listing on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the NYSE American, as chosen by Cartica in its reasonable discretion and after consultation with Nidar (such stock exchange, the “Stock Exchange”).

Cartica maintains a trust account in the amount of approximately $25 million, as of April 4, 2024 (prior to any redemptions by its public shareholders in connection with the Business Combination). All proceeds to Nidar from the Business Combination (after satisfaction of payments to redeeming Cartica shareholders and satisfaction of relevant fees, expenses and other liabilities) are expected to be used by Nidar to execute its business plan and for general working capital purposes.

The Boards of Directors of Nidar and Cartica and the shareholders of Nidar have approved the Business Combination Agreement and the documents and transactions contemplated thereby. The completion of the Business Combination is subject to customary closing conditions, including all requisite approvals by the shareholders of Cartica, the listing approval of the Stock Exchange and the effectiveness of the registration statement on Form F-4 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Nidar.

Additional information about the proposed Business Combination will be provided in a Current Report on Form 8-K to be filed by Cartica with the SEC and available at www.sec.gov.

About Nidar

Nidar is India’s leading data center provider for AI and high-performance compute. Nidar provides advanced information technology infrastructure and solutions on an “as-a-Service” model to customers worldwide, including enterprises, governments, start-ups and small- and medium-sized enterprises, and hyperscalers.

About Cartica

Cartica Acquisition Corp is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Advisors

GLC Securities LLC served as financial advisor to Nidar. Allen Overy Shearman Sterling US LLP, SNG & Partners and Vale Law served as legal counsel to Nidar. BitOoda Technologies, LLC served as M&A Adviser to Cartica. Morrison & Foerster LLP, Khaitan & Co, Appleby (Cayman) Ltd. and Appleby (as Mauritius legal counsel) served as legal counsel to Cartica. Imperial Capital, LLC and BitOoda Technologies, LLC are serving as co-lead placement agents for additional capital raising activity in connection with the Business Combination.

Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Business Combination Agreement and certain agreements in connection therewith. The forward-looking statements contained in this Press Release reflect Nidar’s and Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause their actual results to differ significantly from those expressed in any forward-looking statement. Nidar and Cartica do not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Nidar, Cartica or others following the announcement of the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet Stock Exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Nidar or Cartica may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the section entitled “Risk Factors” in Cartica’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024 and in other reports Cartica files with the SEC. If any of these risks materialize or Nidar’s and Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Nidar’s and Cartica’s good faith beliefs, they are not guarantees of future performance. Nidar and Cartica disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Press Release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Nidar and Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Nidar and Cartica intend to prepare, and Nidar intends to file, a Registration Statement containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the vote by Cartica’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. When available, Cartica will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of a record date to be established for voting on the Business Combination. This Press Release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read, when available, the preliminary proxy statement/prospectus in connection with Cartica’s solicitation of proxies for its extraordinary general meeting to be held to approve the Business Combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination.

Copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by Nidar or Cartica with the SEC may be obtained, once available, free of charge at the SEC’s website at www.sec.gov.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Nidar or Cartica through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination will be in the Registration Statement, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Cartica’s directors and officers in Cartica’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of Cartica for the Business Combination. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

Nidar and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Cartica in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer or Solicitation

This Press Release relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Contacts

Nidar Infrastructure Limited

Ravi Hirisave

Email: ravi@ae.henergy.com

Cartica Acquisition Corp

Brian Coad

Email: bcoad@carticaspac.com